SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.__)

Filed by the Registrant

☒

Filed by a Party other than the Registrant

☐

Check the appropriate box:

☒

Preliminary Proxy Statement

☐

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐

Definitive Proxy Statement

☐

Definitive Additional Materials

☐

Soliciting Material Pursuant to § 240.14a-12

Cord Blood America, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)

☒

No fee required.

☐

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.

Title of each class of securities to which transaction applies:

2.

Aggregate number of securities to which transaction applies:

3.

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4.

Proposed maximum aggregate value of transaction:

5.

Total fee paid:

☐

Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

6.

Amount Previously Paid:

7.

Form, Schedule or Registration Statement No.:

8.

Filing Party:

9.

Date Filed:

CORD BLOOD AMERICA, INC.

9000 WEST SUNSET BOULEVARD

SUITE 400

WEST HOLLYWOOD, CALIFORNIA 90069

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

AUGUST 30, 2006

9:00 A.M. (Pacific Daylight Time)

Dear Stockholders of Cord Blood America, Inc.:

You are cordially invited to attend the Annual Meeting of shareholders of Cord Blood America, Inc. a Florida corporation (the “Company”). The meeting will be held on August 30, 2006 at 9:00 a.m. local time at Cord Blood America, Inc.’s Corporate Offices, 9000 West Sunset Boulevard, West Hollywood, California 90069 for the following purposes:

1.

To elect (i) two directors to hold office until the 2007 Annual Meeting of Shareholders, (ii) one director to hold office until the 2008 Annual Meeting of Shareholders and (iii) two directors to hold office until the 2009 Annual Meeting of Shareholders.

2.

To approve the Company’s Amended and Restated 2005 Equity Incentive Plan.

3.

To approve an amendment to the Company’s Amended and Restated Articles of Incorporation to increase the authorized number of shares of common stock from 100,000,000 to 300,000,000.

4.

To ratify the selection by the Board of Directors of Rose, Snyder and Jacobs as independent auditors of the Company for its fiscal year ending December 31, 2006.

5.

To conduct any other business properly brought before the meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

The record date for the Annual Meeting is July 21, 2006. Only shareholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors
/s/ SANDRA SMITH
Sandra Smith
Secretary

West Hollywood, California

July 19,  2006

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. A return envelope, which is postage prepaid if mailed in the United States, is enclosed for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

CORD BLOOD AMERICA, INC.

_______________________

PROXY STATEMENT

_______________________

FOR THE 2006 ANNUAL MEETING OF SHAREHOLDERS

AUGUST 30, 2006 at 9:00 A.M. (PACIFIC DAYLIGHT TIME)

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

We sent you this proxy statement and the enclosed proxy card because the Board of Directors of Cord Blood America, Inc. (the “Company”) is soliciting your proxy to vote at the 2006 Annual Meeting of Shareholders. You are invited to attend the annual meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

The Company intends to mail this proxy statement and accompanying proxy card on or about July 25, 2006 to all shareholders of record entitled to vote at the annual meeting.

Who can vote at the annual meeting?

Only shareholders of record at the close of business on July 21, 2006 will be entitled to vote at the annual meeting. On this record date, there were 40,541,845 shares of common stock outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name

If on July 21, 2006 your shares were registered directly in your name with Cord Blood America’s transfer agent, Interwest Transfer Company, Inc., then you are a shareholder of record. As a shareholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on July 21 , 2006 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered  to be the shareholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

There are four matters scheduled for a vote:

•

Election of five directors;

•

Approval of the Company’s Amended and Restated 2005 Equity Incentive Plan;

•

Approval of proposed amendment to the Company’s Articles of Incorporation to increase the authorized number of shares of Common Stock from 100,000,000 to 300,000,000 shares; and

•

Ratification of Rose, Snyder and Jacobs as independent auditors of the Company for its fiscal year ending December 31, 2006.

How do I vote?

You may either vote “For” all the nominees to the Board of Directors or you may “Withhold” your vote for any nominee you specify. For each of the other matters to be voted on, you may vote “For” or “Against” or abstain from voting. The procedures for voting are fairly simple:

Shareholder of Record: Shares Registered in Your Name

If you are a shareholder of record, you may vote in person at the annual meeting or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person if you have already voted by proxy.

•

To vote in person, come to the annual meeting and we will give you a ballot when you arrive.

•

To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from Cord Blood America, Inc. Simply complete and mail the proxy card to ensure that your vote is counted. To vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of July 21, 2006.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “For” the election of all five nominees for director, “For” the approval of the Company’s Amended and Restated 2005 Equity Incentive Plan, “For” the approval of the proposed amendment to the Company’s Articles of Incorporation to increase the authorized number of shares of Common Stock from 100,000,000 to 300,000,000 shares, and “For” the ratification of Rose, Snyder and Jacobs as independent auditors of the Company for its fiscal year ending December 31, 2006. If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•

You may submit another properly completed proxy card with a later date.

•

You may send a written notice that you are revoking your proxy to Cord Blood America, Inc.’s Secretary at 9000 W. Sunset Blvd. Suite 400, West Hollywood, CA 90069.

•

You may attend the annual meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

When are shareholder proposals due for next year’s annual meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by ___________ __, 2006 to Cord Blood America, Inc. Attn: Sandra Smith; 9000 W. Sunset Blvd. Suite 400, West Hollywood, CA 90069. If you wish to bring a matter before the shareholders at next year’s annual meeting and you do not notify Cord Blood America, Inc. before ___________ __, 2006, the Company’s management will have discretionary authority to vote all shares for which it has proxies in opposition to the matter.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “For” and “Withhold” and, with respect to proposals other than the election of directors, “Against” votes, abstentions and broker non-votes. Abstentions will be counted towards the vote total for each proposal, and will have the same effect as “Against” votes. If your shares are held in the name of a bank, broker or other holder of record (that is, “street name”), you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers are called broker non-votes. Broker non-votes have no effect and will not be counted towards the vote total for any proposal, except with respect to Proposal 3. For Proposal 3, broker non-votes will have the same effect as “Against” votes.

How many votes are needed to approve each proposal?

Other than the election of directors, which requires a plurality of the votes cast, each matter, other than Proposal 3, to be submitted to the shareholders requires the affirmative vote of the majority of the shares present and entitled to vote either in person or by proxy at the meeting. Proposal 3 requires the affirmative vote of the holders of a majority of the outstanding shares of the common stock to approve the amendment to the Company’s Articles of Incorporation. For the purposes of determining the number of votes cast with respect to a particular matter, votes cast “For”, “Against” or “abstain” are included. Abstentions are counted as votes cast against any matter and will be counted for purposes of determining whether quorum is present at the meeting.

What is the quorum requirement?

A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares as of the record date are represented by shareholders present at the meeting or represented by proxy. On the record date, there were 40,541,845 shares of common stock outstanding and entitled to vote.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting.  Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the meeting may adjourn the meeting to another date.

How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the annual meeting. Final voting results will be published in the Company’s annual report on Form 10-KSB for fiscal year 2006.

PROPOSAL 1

ELECTION OF DIRECTORS

Cord Blood America’s Board of Directors is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors and each class has a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class shall serve until the next annual meeting of the shareholders, and until the director’s successor is elected and qualified. This includes vacancies created by an increase in the number of directors.

The Board of Directors presently has five members. There are two directors in the class whose term of office expires in 2006, one director in the class whose term of office expires in 2007 and two directors in the class whose term of office expires in 2008. All nominees listed below were recommended for the election to the Company’s Board by other board members. Mr. Vicente and Mr. Weir were recommended by Mr. Schissler, the Chief Executive Officer and a director of the Company. Ms. Chrysler was recommended by Mr. Vicente, a director of the Company. Mr. McGrath was recommended by Ms. Chrysler, a director of the Company.  If Mr. Vicente and Ms. Chrysler are elected at the annual meeting, each of these nominees would serve until the 2009 annual meeting and until his or her successor is elected and has qualified, or until the director’s death, resignation or removal. If Mr. Schissler is elected at the annual meeting, this nominee would serve until the 2008 annual meeting and until his successor is elected and has qualified, or until the director’s death, resignation or removal. If Mr. Weir and Mr. McGrath are elected at the annual meeting each of these nominees would serve until the 2007 annual meeting and until his successor is elected, and has qualified, or until the director’s death, resignation or removal. It is the Company’s policy to invite directors and nominees for director to attend the Annual Meeting. The Company did not hold an annual meeting last year, as such, no directors were in attendance.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF EACH NAMED NOMINEE.

The following is a brief biography of each nominee and each director whose term will continue after the annual meeting:

Name	Age	Principal Occupation/ Position Held with the Company
Mr. Matthew Schissler	35	Chairman of the Board of Directors/Chief Executive Officer
Mr. Stephen Weir	33	Director
Mr. Timothy McGrath	41	Director
Mr. Joseph Vicente	43	Vice President of Corporate Strategy and Director
Ms. Gayl Rogers Chrysler	53	Director

NOMINEES FOR ELECTION FOR A TERM EXPIRING AT THE 2009 ANNUAL MEETING

Joseph Vicente

Mr. Vicente, age 42, has served as a director of the Company since July 2004. From July 2002 through September 2004, Mr. Vicente was an independent consultant, providing strategic consulting services to organizations on acquisitions, operational practices and efficiencies, and sales management. From July 1993 through April 2002, he was a Senior Vice President at TMP Worldwide, Inc., a professional staffing company, where he held various strategic, operational, and sales management positions. He currently serves as Vice President, Corporate Strategy of Cord Blood America, Inc.

Gayl Rogers Chrysler

Ms. Chrysler, age 53, has served as a director of the Company since August 2005. Since May 2006, she has served as Vice President of Cellular Therapies and Clinical Affairs at BioE, Inc. From May 2003 to March 2006, Ms. Chrysler served as National Director of Operations of the Cord Blood Program for the National American Red Cross. From September 1994 until April 2003, Mrs. Chrysler held various management positions with the North Central Blood Services division of the American Red Cross in Minneapolis, Minnesota.

NOMINEE FOR ELECTION FOR A TERM EXPIRING AT THE 2008 ANNUAL MEETING

Matthew Schissler

Mr. Schissler, age 34, has served as Chairman of the Board and Chief Executive Officer of the Company since its inception in January 2003. From April 2001 until January 2003, Mr. Schissler was the President and Chief Executive Officer of Rainmakers International, an advertising agency which he founded. From 1994 through March 2001, Mr. Schissler held various management sales positions at TMP Worldwide, Inc., a personnel staffing company.

NOMINEES FOR ELECTION FOR A TERM EXPIRING AT THE 2007 ANNUAL MEETING

Stephen Weir

Mr. Weir, age 33, has served as a director of the Company since July 2004. Since August 2002, he has served as President of Gecko Media, Inc., a Florida company. Mr. Weir was also a founder of Global Interactive Network Systems, Inc., a network consulting company. From September 1996 to August 2002, Mr. Weir served as President of Global Interactive Network Systems, Inc.

Timothy McGrath

Mr. McGrath, age 41, has served as a director of the Company since March 2006. Mr. McGrath has served in an executive capacity for the past twelve years and is currently the Vice President of Finance and Accounting for BioE, Inc., a Minnesota company. From October 1999 thru September 2005 Mr. McGrath served as Vice President and Chief Financial Officer of Orphan Medical, Inc., a Delaware company.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF EACH NAMED NOMINEE.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

The Board has an Audit Committee comprised of three directors – Mr. Weir, Mr. McGrath and Ms. Chrysler. Mr. McGrath serves as the Chairperson of the Audit Committee.

Below is a description of the Audit Committee of the Board of Directors. The Board of Directors has determined that both Mr. McGrath and Ms. Chrysler meet the applicable rules and regulations regarding “independence” and that both are free of any relationship that would interfere with his or her individual exercise of independent judgment with regard to the Company. The Board of Directors has determined that Mr. Weir does not meet the applicable rules and regulations regarding “independence” due to a Web Development and Maintenance Agreement between Cord Partners, Inc. (a subsidiary of the Company) (“Cord Partners”) and a company that Mr. Weir is the President of. However, the Board of Directors felt it was in the Company’s best interest to have three Audit Committee members and therefore, elected Mr. Weir to the Audit Committee.

AUDIT COMMITTEE

The primary purpose of the Audit Committee shall be to act on behalf of the Company’s Board of Directors (the “Board”) in fulfilling the Board’s oversight responsibilities with respect to the Company’s corporate accounting and financial reporting processes, the systems of internal control over financial reporting, and audits of financial statements, as well as the quality and integrity of the Company’s financial statements and reports and the qualifications, independence and performance of the firm or firms of certified public accountants engaged as the Company’s independent outside auditors (the “Auditors”) for the purpose of preparing or issuing an audit report or performing audit services. The Audit Committee also provides oversight assistance in connection with the Company’s legal, regulatory and ethical compliance programs as established by management and the Board. The operation of the Audit Committee is subject to the Bylaws of the Company as in effect from time to time and Chapter 607 of the Florida Business Corporations Act. The Audit Committee was established in April 2006 and has met one time. The Audit Committee has adopted a written Audit Committee Charter that is attached as Appendix A to these proxy materials and is available on our website at www.cordblood-america.com.

The Board annually reviews the Nasdaq listed standards definition of independence for Audit Committee members and has determined that Mr. McGrath and Ms. Chrysler of the Company’s Audit Committee are independent (as independence is currently defined in Rule 4350(d)(2)(A)(i) and (ii) of the Nasdaq listing standards). The Board has determined that Mr. McGrath qualifies as an “audit committee financial expert,” as defined in applicable SEC rules. The Board made a qualitative assessment of Mr. McGrath’s level of knowledge and experience based on a number of factors, including his formal education and experience as a chief financial officer for a public reporting company. As stated above, the Board of Directors has determined that Mr. Weir is not independent (as independence is currently defined in the SEC Rules and Rule 4350(d)(2)(A)(i) and (ii) of the Nasdaq listing standards). The policy of the Audit Committee, in discharging these obligations, shall be to maintain and foster an open avenue of communication among the Audit Committee, the Auditors, and the Company’s management.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

The Board has not formed a separate Nomination and Corporate Governance Committee. All members of the Board are currently responsible for the duties relating to nominating and corporate governance matters. The Board feels that this is in the best interest of the Company until such time that the number of Board members is increased.

COMPENSATION COMMITTEE

The Board has not formed a separate Compensation Committee. All members of the Board are currently responsible for the duties relating to compensation matters. The Board feels that this is in the best interest of the Company until such time that the number of Board members is increased.

MEETINGS OF THE BOARD OF DIRECTORS

The Board of Directors met thirteen times during the last fiscal year. Each Board member attended 75% or more of the aggregate of the meetings of the Board and of the committees on which he or she served, held during the period for which he or she was a director or committee member, respectively.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Stockholders who wish to contact any of our directors, either individually or as a group, may do so by writing them c/o Secretary, Cord Blood America, Inc., 9000 W. Sunset Blvd. Suite 400, Los Angeles, California 90069, specifying whether the communication is directed to the entire board or to a particular director. All stockholder communications will be sent to the applicable director(s).

CODE OF ETHICS

The Company has adopted the Cord Blood America, Inc. Code of Business Conduct and Ethics that applies to all officers, directors and employees. The Code of Business Conduct and Ethics is available on our website at www.cordblood-america.com. If the Company makes any substantive amendments to the Code of Business Conduct and Ethics or grants any waiver from a provision of the Code to any executive officer or director, the Company will promptly disclose the nature of the amendment or waiver on its website.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of our Board of Directors is responsible for providing independent, objective oversight of our accounting functions and internal control over financial reporting. The Audit Committee currently is comprised of two independent directors and one non-independent director. The Audit Committee operates under a written audit committee charter approved by the board of directors on April 3, 2006.

Management is responsible for our internal control over financial reporting and financial reporting process. Rose, Snyder and Jacobs, the independent registered public accounting firm, is responsible for performing an independent audit of our consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and for attesting to management’s assessment of the effectiveness of our internal control over financial reporting and to issue separate reports thereon. The audit committee’s responsibility is to monitor and oversee these management processes and related independent audits.

In connection with these responsibilities, the audit committee has discussed with the independent auditors matters required by Statement on Auditing Standards (“SAS”) No. 61 (Communication with Audit Committees) as may be modified or supplemented. The Audit Committee also received written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the committee and the independent auditors have discussed the auditors independence from the Company and its management, including the matters in those written disclosures. The committee has discussed their evaluation of the Company’s internal accounting controls and the overall quality of the Company’s financial reporting with the Company’s independent auditors.

Based on the Audit Committee’s discussions with management, review of the independent auditor’s letter and discussions with the independent auditor, the Audit Committee has recommended that the Board of Directors include the audited financial statements in our annual report on Form 10-KSB for the fiscal year ended December 31, 2005, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE
Timothy McGrath – Chairman
Stephen Weir
Gayl Rogers Chrysler

PROPOSAL 2

APPROVAL OF THE AMENDED AND RESTATED 2005 EQUITY INCENTIVE PLAN

In February 2005, the Board of Directors of the Company (“Board”) adopted the Company’s 2005 Equity Incentive Plan (the “Option Plan”). In March 2006, the Board subsequently approved an amendment to the Option Plan, subject to stockholder approval. There are 8,000,000 shares of Common Stock reserved for issuance under the Amended and Restated 2005 Equity Incentive Plan (the “Option Plan”).

Stockholders are requested in this Proposal 2 to approve the Option Plan. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the Option Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. [Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 2.

A copy of the Option Plan is attached hereto as Appendix B. The essential features of the Option Plan are outlined below:

GENERAL

The Option Plan provides for the grant of (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Restricted Stock Awards, and (iv) Stock Appreciation Rights. Incentive stock options granted under the Option Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Nonstatutory stock options granted under the Option Plan are not intended to qualify as incentive stock options under the Code. See “Federal Income Tax Information” for a discussion of the tax treatment of options. Restricted Stock Award means an award of shares of Common Stock. Stock Appreciation Rights means a right to receive the appreciation of Common Stock.

PURPOSE

The Board adopted the Option Plan to provide a means by which employees, directors and consultants of the Company and its affiliates may be given an opportunity to purchase stock in the Company, to assist in retaining the services of such persons, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates. All of the approximately 19 employees, directors and consultants of the Company and its affiliates are eligible to participate in the Option Plan.

ADMINISTRATION

The Board administers the Option Plan. Subject to the provisions of the Option Plan, the Board has the power to construe and interpret the Option Plan and to determine the persons to whom and the dates on which options will be granted, the number of shares of Common Stock to be subject to each option, the time or times during the term of each option within which all or a portion of such option may be exercised, the exercise price, the type of consideration and other terms of the option.

The Board has the power, which it has not yet exercised, to delegate administration of the Option Plan to a committee composed of not fewer than two members of the Board. In the discretion of the Board, a committee may consist solely of two or more outside directors in accordance with Section 162(m) of the Code or solely of two or more non-employee directors in accordance with Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As used herein with respect to the Option Plan, the “Board” refers to any committee the Board appoints as well as to the Board itself.

The regulations under Section 162(m) of the Code require that the directors who serve as members of the committee must be “outside directors.” The Option Plan provides that, in the Board’s discretion, directors serving on the committee may be “outside directors” within the meaning of Section 162(m). This limitation would exclude from the committee directors who are (i) current employees of the Company or an affiliate, (ii) former employees of the Company or an affiliate receiving compensation for past services (other than benefits under a tax-qualified pension Option Plan), (iii) current and former officers of the Company or an affiliate, (iv) directors currently receiving direct or indirect remuneration from the Company or an affiliate in any capacity (other than as a director), and (v) any other person who is otherwise considered an “outside director” for purposes of Section 162(m). The definition of an “outside director” under Section 162(m) is generally narrower than the definition of a “non-employee director” under Rule 16b-3 of the Exchange Act.

STOCK SUBJECT TO THE OPTION PLAN

Subject to this Proposal, an aggregate of 8,000,000 shares of Common Stock is reserved for issuance under the Option Plan. If options granted under the Option Plan expire or otherwise terminate without being exercised, the shares of Common Stock not acquired pursuant to such options again become available for issuance under the Option Plan. If the Company reacquires unvested stock issued under the Option Plan, the reacquired stock will again become available for reissuance under the Option Plan.

ELIGIBILITY

Incentive stock options may be granted under the Option Plan only to employees (including officers) of the Company and its affiliates. Employees (including officers), directors, and consultants of both the Company and its affiliates are eligible to receive nonstatutory stock options under the Option Plan.

No incentive stock option may be granted under the Option Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant. In addition, the aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by an optionholder during any calendar year (under the Option Plan and all other such plans of the Company and its affiliates) may not exceed $100,000.

No employee shall be eligible to be granted during any calendar year Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least one hundred percent (100%) of the Fair Market Value of the Common Stock on the date the Stock Award is granted covering more than two million (2,000,000) shares of Common Stock.

TERMS OF OPTIONS

The following is a description of the permissible terms of options under the Option Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

Exercise Price; Payment. The exercise price of incentive stock options may not be less than 100% of the fair market value of the stock subject to the option on the date of the grant and, in some cases (see “Eligibility” above), may not be less than 110% of such fair market value. The exercise price of nonstatutory options may not be less than 100% of the fair market value of the stock on the date of grant and, in some cases (see “Eligibility” above), may not be less than 110% of such fair market value. If options were granted to covered executives with exercise prices below fair market value, deductions for compensation attributable to the exercise of such options could be limited by Section 162(m) of the Code. See “Federal Income Tax Information.”  As of July 18, 2006, the closing price of the Company’s Common Stock as reported on the Over the Counter Bulletin Board was $0.11 per share.

The exercise price of options granted under the Option Plan must be paid either in cash at the time the option is exercised or at the discretion of the Board, (i) by delivery of other Common Stock of the Company, (ii) pursuant to a deferred payment arrangement or (iii) in any other form of legal consideration acceptable to the Board.

Option Exercise. Options granted under the Option Plan may become exercisable in cumulative increments (“vest”) as determined by the Board. Shares covered by currently outstanding options under the Option Plan typically vest at the rate of 100% at the end of one year during the optionholder’s employment by, or service as a director or consultant to, the Company or an affiliate (collectively, “service”). Shares covered by options granted in the future under the Option Plan may be subject to different vesting terms. The Board has the power to accelerate the time during which an option may vest or be exercised. In addition, options granted under the Option Plan may permit exercise prior to vesting, but in such event the optionholder may be required to enter into an early exercise stock purchase agreement that allows the Company to repurchase unvested shares, generally at their exercise price, should the optionholder’s service terminate before vesting. To the extent provided by the terms of an option, an optionholder may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the optionholder, by delivering already-owned Common Stock of the Company or by a combination of these means.

Term. The maximum term of options under the Option Plan is 10 years, except that in certain cases (see “Eligibility”) the maximum term is five years. Options under the Option Plan generally terminate three months after termination of the optionholder’s service unless (i) such termination is due to the optionholder’s disability (as defined in the Option Plan), in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the termination of service) at any time within 12 months of such termination; (ii) the optionholder dies before the optionholder’s service has terminated, or within three months after termination of such service, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the optionholder’s death) within 18 months of the optionholder’s death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or (iii) the option by its terms specifically provides otherwise. An optionholder may designate a beneficiary who may exercise the option following the optionholder’s death. Individual option grants by their terms may provide for exercise within a longer period of time following termination of service.

RESTRICTIONS ON TRANSFER

The optionholder may not transfer an incentive stock option otherwise than by will or by the laws of descent and distribution. During the lifetime of the optionholder, only the optionholder may exercise an incentive stock option. The Board may grant nonstatutory stock options that are transferable to the extent provided in the stock option agreement. Shares subject to repurchase by the Company under an early exercise stock purchase agreement may be subject to restrictions on transfer that the Board deems appropriate.

ADJUSTMENT PROVISIONS

Transactions not involving receipt of consideration by the Company, such as a merger, consolidation, reorganization, stock dividend, or stock split, may change the class(es) and number of shares of Common Stock subject to the Option Plan and outstanding options. In that event, the Option Plan will be appropriately adjusted as to the class(es) and the maximum number of shares of Common Stock subject to the Option Plan and the limitations set forth in Section 162(m) of the Code, and outstanding options will be adjusted as to the class(es) and number of shares and price per share of Common Stock subject to such options.

EFFECT OF CERTAIN CORPORATE TRANSACTIONS

In the event of (i) the sale, lease, license or other disposition of all or substantially all of the assets of the Company, (ii) the sale or other disposition of all or substantially all of the outstanding securities of the Company, or (iii) certain specified typed of merger, consolidation or similar transactions (collectively, a “Corporate Transaction”), any surviving corporation or acquiring corporation may assume or continue any or all Stock Awards outstanding under the Plan or may substitute similar stock awards for Stock Awards outstanding under the Plan (it being understood that similar stock awards include, but are not limited to, awards to acquire the same consideration paid to the shareholders or the Company, as the case may be, pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Stock Awards may be assigned by the Company to the successor of the Company (or such successor’s parent company), if any, in connection with such Corporate Transaction. In the event that any surviving corporation or acquiring corporation does not assume or continue any or all such outstanding Stock Awards or substitute similar stock awards for such outstanding Stock Awards, then with respect to Stock Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction, the vesting of such Stock Awards (and, if applicable, the time at which such Stock Awards may be exercised) shall (contingent upon the effectiveness of the Corporate Transaction) be accelerated in full to a date prior to the effective time of such Corporate Transaction as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five (5) days prior to the effective time of the Corporate Transaction), the Stock Awards shall terminate if not exercised (if applicable) at or prior to such effective time, and any reacquisition or repurchase rights held by the Company with respect to such Stock Awards held by Participants whose Continuous Service has not terminated shall (contingent upon the effectiveness of the Corporate Transaction) lapse. With respect to any other Stock Awards outstanding under the Plan that have not been assumed, continued or substituted, the vesting of such Stock Awards (and, if applicable, the time at which such Stock Award may be exercised) shall not be accelerated, unless otherwise provided in a written agreement between the Company or any Affiliate and the holder of such Stock Award, and such Stock Awards shall terminate if not exercised (if applicable) prior to the effective time of the Corporate Transaction.

DURATION, AMENDMENT AND TERMINATION

The Board may suspend or terminate the Option Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the Option Plan will terminate on February 28, 2015.

The Board may also amend the Option Plan at any time or from time to time. However, no amendment will be effective unless approved by the stockholders of the Company to the extent such approval is necessary to satisfy the requirements of Section 422 of the Code. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

FEDERAL INCOME TAX INFORMATION

Incentive Stock Options. Incentive stock options under the Option Plan are intended to be eligible for the favorable federal income tax treatment accorded “incentive stock options” under the Code.

There generally are no federal income tax consequences to the optionholder or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the optionholder’s alternative minimum tax liability, if any.

If an optionholder holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the option is granted and more than one year from the date on which the shares are transferred to the optionholder upon exercise of the option, any gain or loss on a disposition of such stock will be a long-term capital gain or loss if the optionholder held the stock for more than one year.

Generally, if the optionholder disposes of the stock before the expiration of either of these holding periods (a “disqualifying disposition”), then at the time of disposition the optionholder will realize taxable ordinary income equal to the lesser of (i) the excess of the stock’s fair market value on the date of exercise over the exercise price, or (ii) the optionholder’s actual gain, if any, on the purchase and sale. The optionholder’s additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year.

To the extent the optionholder recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

Nonstatutory Stock Options. Nonstatutory stock options granted under the Option Plan generally have the following federal income tax consequences.

There are no tax consequences to the optionholder or the Company by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionholder normally will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value on the date of exercise over the option exercise price. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects to be taxed on receipt of the stock. With respect to employees, the Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionholder.

Upon disposition of the stock, the optionholder will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option (or vesting of the stock). Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to optionholders who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

Potential Limitation on Company Deductions. Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to such covered employee exceeds $1 million. It is possible that compensation attributable to stock options, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

Certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Section 162(m), compensation attributable to stock options will qualify as performance-based compensation if the option is granted by a compensation committee comprised solely of “outside directors” and either (i) the plan contains a per-employee limitation on the number of shares for which options may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the option is no less than the fair market value of the stock on the date of grant, or (ii) the option is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the option is approved by stockholders.

NEW PLAN BENEFITS

The following table presents certain information with respect to options granted under the Option Plan as of December 31, 2005, by (i) the Company’s Chief Executive Officer and its four other most highly compensated executive officers at December 31, 2005 whose annual salary and bonus were equal to or greater than $100,000 (the “Named Executive Officers”), (ii) all executive officers as a group, (iii) all non-executive officer employees as a group and (iv) all non-employee directors as a group.

NEW PLAN BENEFITS

2005 EQUITY INCENTIVE PLAN(1)

Name and Position	Number of Shares Underlying Options
Matthew Schissler, Chief Executive Officer	250,000
Stephanie Schissler, Former Chief Operating Officer	250,000
Sandra Smith, Chief Financial Officer	400,000
Noah Anderson, Chief Technology Officer	400,000
All Executive Officers as a Group	1,300,000
All Non-Executive Officer Employees as a Group	801,400
All Non-Employee Directors as a Group	150,000

———————

(1)

The Option Plan was initially approved by the Board of Directors of the Company in February 2005. Subsequent to the Board’s approval of the Option Plan, the Board approved option grants to certain officers, directors and employees of the Company pursuant to Rule 701 of the Securities Act of 1933, as amended (“Rule 701”). The options listed in this New Plan Benefits table are those granted by the Board of Directors pursuant to Rule 701.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table provides certain information with respect to all of the Company’s equity compensation plans in effect as of December 31, 2005.

EQUITY COMPENSATION PLAN INFORMATION

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	0	0	0
Equity compensation plans not approved by security holders(1)	2,251,400	$0.23	5,748,600
Total	2,251,400	$0.23	5,748,600

———————

(1)

The Option Plan was initially approved by the Board of Directors of the Company in February 2005. The Board is now submitting the Option Plan to the shareholders for approval. Subsequent to the Board’s approval of the Option Plan, however, the Board approved option grants to certain officers, directors and employees of the Company pursuant to Rule 701 of the Securities Act of 1933, as amended (“Rule 701”). The options listed in this Equity Compensation Plan Information table are those granted by the Board of Directors pursuant to Rule 701. A description of the Option Plan is included in this Proposal 2.

PROPOSAL 3

APPROVAL OF INCREASE IN NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

The Board of Directors is requesting shareholder approval of an amendment to the Company’s Amended and Restated Articles of Incorporation to increase the Company’s authorized number of shares of common stock from 100,000,000 shares to 300,000,000 shares.

The additional common stock to be authorized by adoption of the amendment would have rights identical to the currently outstanding common stock of the Company, except for effects incidental to increasing the number of shares of the Company’s common stock outstanding, such as dilution of the earnings per share and voting rights of current holders of common stock. If the amendment is adopted, it will become effective upon filing of a Certificate of Amendment of the Company’s Amended and Restated Articles of Incorporation with the Secretary of State of the State of Florida.

In addition to the 40,541,845 shares of common stock outstanding on May 31, 2006, the Board has reserved 8,000,000 shares for issuance upon exercise of options and rights granted under the Company’s Option Plan, and up to approximately 23,570,000 shares of common stock which may be issued upon exercise of outstanding warrants currently held by Cornell Capital Partners L.P. and Mr. Thomas R. Walkey.

Although at present the Board of Directors has no agreements to issue the additional shares of common stock, it desires to have the shares available to provide additional flexibility to use its capital stock for business and financial purposes in the future. The additional shares may be used for various purposes without further shareholder approval. These purposes include: raising capital; providing equity incentives to employees and directors, including officers; establishing strategic relationships with other companies; expanding the company’s business or product lines through the acquisition of other businesses or products; and other purposes. The Board currently is negotiating proposals to issue stock to fund the Company and to acquire assets.

The additional shares of common stock that would become available for issuance if the proposal is adopted could also be used by the Company to oppose a hostile takeover attempt or to delay or prevent changes in control or management of the Company. For example, without further shareholder approval, the Board could strategically sell shares of common stock in a private transaction to purchasers who would oppose a takeover or favor the current Board. Although this proposal to increase the authorized common stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at the Company), nevertheless, shareholders should be aware that approval of proposal could facilitate future efforts by the Company to deter or prevent changes in control of Company, including transactions in which the shareholders might otherwise receive a premium for their shares over then current market prices.

The affirmative vote of the holders of a majority of the outstanding shares of the common stock present at the annual meeting in person or by proxy will be required to approve this amendment to the Company’s Amended and Restated Articles of Incorporation. As a result, abstentions and broker non-votes will have the same effect as negative votes.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 3.

PROPOSAL 4

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Board of Directors has selected Rose, Snyder and Jacobs as the Company’s independent auditors for the fiscal year ending December 31, 2006 and has further directed that management submit the selection of independent auditors for ratification by the shareholders at the Annual Meeting. Rose, Snyder and Jacobs has audited the Company’s financial statements since 2005. Representatives of Rose, Snyder and Jacobs are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions. Representatives from Tedder, James, Worden and Associates, the Company’s principal accountants for the fiscal year ending December 31, 2005, will not be present at the Annual Meeting.

Neither the Company’s Bylaws nor other governing documents or law require shareholders ratification of the selection of Rose, Snyder and Jacobs as the Company’s independent auditors. However, the Board is submitting the selection of Rose, Snyder and Jacobs to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its shareholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting will be required to ratify the selection of Rose, Snyder and Jacobs. Abstentions will be counted toward the tabulation of cotes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table represents aggregate fees billed to the Company for fiscal years ended December 31, 2005 and December 31, 2004, by Tedder, James, Worden and Associates, the Company’s principal accountant in those years.

	Fiscal Year Ended
	2005	2004
Audit Fees	$166,090	$40,000
Audit-related Fees	2,306	0
Tax Fees	0	0
All Other Fees	22,726	0
Total Fees	$191,122	$40,000

Audit-Related Fees

Includes fees for audit committee reports and out of pocket expenses.

All Other Fees

Includes fees for evaluating our recording of a new payment plan, evaluation of changes in an accounting principle, procedures related to our engagement of a new audit firm, letter drafting, review of Registration Statements on Form S-8, review of Registration Statements on Form SB-2 and franchise circular review.

During 2005, the Company did not have an audit committee and therefore, none of the above services were pre-approved by the Board using any audit committee pre-approval policies and procedures. As of April 3, 2006, the Company’s Board determined that the Company’s Audit Committee has one financial expert, Mr. Timothy McGrath. Two additional  members serve on the Audit Committee.

During the fiscal year ended December 31, 2005, 0% of the total hours expended on the Company’s financial audit by Tedder, James, Worden and Associates were provided by persons other than Tedder, James, Worden and Associate’s full-time permanent employees.

PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by our independent auditor, Rose, Snyder and Jacobs. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services, and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual explicit case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

The Audit Committee has determined that the rendering of the services other than audit services by Rose, Snyder and Jacobs is compatible with maintaining the principal accountant’s independence.

CHANGE IN INDEPENDENT AUDITORS

On December 9, 2005, the Board of Directors approved the appointment of Rose, Snyder and Jacobs  as the Company’s independent auditors to audit the Company’s financial statements for the fiscal year ending December 31, 2005 in place of Tedder, James, Worden and Associates. The decision to change independent auditors was made and authorized by the Company’s Board of Directors.

The independent auditor’s report of Tedder, James, Worden and Associates on the consolidated financial statements of the Company for the two years ended December 31, 2004, dated April 6, 2005, included in the Form 10-KSB filed with the SEC on April 6, 2005 states that the Company’s recurring losses from operations, its limited cash balances and financial resources, and its inability to meet some of its obligations as they come due, raise substantial doubts about the Company’s ability to continue as a going concern. Other than the foregoing, Tedder, James, Worden and Associates, P.A. report on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified as to audit scope or accounting principles.

In connection with the Company’s audits for the fiscal years ended December 31, 2003 and 2004, and in the subsequent period before Tedder, James, Worden and Associates, P.A. dismissal on December 9, 2005, there were no disagreements with Tedder, James, Worden and Associates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, that would have caused Tedder, James, Worden and Associates to report the disagreement if it had not been resolved to the satisfaction of Tedder, James, Worden and Associates. Tedder, James, Worden and Associates reports on the financial statements for the past two years did not contain an adverse opinion or disclaimer of an opinion and were qualified or modified as to uncertainty, audit scope or accounting principles. Tedder, James, Worden and Associates submitted a letter to the Securities and Exchange Commission (the “SEC”) stating its agreement with the statements in this paragraph is filed as an exhibit to the Company’s Current Report on Form 8-K dated December 20, 2005.

During the fiscal years ended December 31, 2004 and 2005 and any subsequent interim period before the Company’s engagement of Rose, Snyder and Jacobs, the Company did not consult with Rose, Snyder and Jacobs regarding the application of accounting principles to a specified transaction, or the type of audit opinion that might be rendered on the Company’s financial statements.

Tedder, James, Worden and Associates has reviewed the disclosure made in this proxy statement and has submitted a letter to the SEC stating its agreement with the Company’s statements in this proxy statement. A copy of this letter to the SEC is attached hereto as Appendix C.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 4.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth information with respect to the beneficial ownership of our common stock as of March 27, 2006 for (i) any person who we know is the beneficial owner of more than 5% of our outstanding common stock; (ii) each of our directors, or those nominated to be directors, and executive officers; and (iii) all of our directors and executive officers as a group.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class (1)
Matthew L. Schissler (2) 9000 W. Sunset Blvd., Suite 400 West Hollywood, CA 90069	19,317,657	47.65%
Stephanie A. Schissler (2) 9000 W. Sunset Blvd., Suite 400 West Hollywood, CA 90069	19,317,657	47.65%
Sandra Smith	440,000	1.09%
Noah Anderson	571,243	1.41%
Joseph R. Vicente	679,055	1.67%
Stephen Weir	124,054	*
Gayl Rogers Chrysler	104,054	*
Timothy McGrath	54,054	*

All directors and executive officers as a group (7 persons)	13,321,827	32.86%

———————

*

Less than one percent.

(1)

Applicable percentage of ownership is based on 40,541,845 shares of common stock outstanding as of March 27, 2006 for each stockholder. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to securities exercisable or convertible into shares of common stock that are currently exercisable or exercisable within 60 days of March 27, 2006 are deemed to be beneficially owned by the person holding such options for the purpose of computing the percentage of ownership of such persons, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2)

11,199,367 shares are held by Matthew Schissler. Because Mr. Schissler is married to Stephanie Schissler, Mr. Schissler has beneficial ownership of Mrs. Schissler’s shares. 8,118,290 shares are held by Stephanie Schissler. Because Mrs. Schissler is married to Matthew Schissler, Mrs. Schissler has beneficial ownership of Mr. Schissler’s shares.

Section 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the “1934 Act”) requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company (“Section 16(a) Reports”). Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) Reports they file.

Due to lack of support, the Company was delinquent in filing all but one (1) Section 16(a) Report prior to June 2006. All Section 16(a) Reports are now on file with the SEC and the Company intends to timely comply with all future Section 16(a) filing requirements.

COMPENSATION OF DIRECTORS

In April 2004, Joseph R. Vicente and Stephen Weir, the Company’s then-current non-employee directors, were granted options to purchase 50,000 shares of the Company’s common stock at an exercise price of $0.25 per share. The options vest 25% per year over a four year period and expire April 29, 2014. In addition, the Company reimburses Messrs. Vicente and Weir for their out-of-pocket expenses necessary to attend meetings of the Board of Directors. In August 2005, Joseph R. Vicente and Stephen Weir were granted options to purchase 50,000 shares of our common stock at an exercise price of $0.25 per share. 25,000 of such options vested immediately while the remaining 25,000 vest on the one year anniversary of the grant date. The options expire August 1, 2015. In August 2005, the Company’s newly elected non-employee director, Gayl Chrysler, was granted an option to purchase 100,000 shares of our common stock at an exercise price of $0.25 per share. 50,000 shares vested immediately, while the remaining 50,000 shares vest on the one year anniversary of the grant date. The options expire August 1, 2015. In addition, the Company reimburses Ms. Chrysler for her out-of-pocket expenses necessary to attend meetings of the Board of Directors.

On January 26, 2006 the Company’s board of directors approved a board compensation plan through 2008. Shares issued as compensation for one year of service in 2006 are based on the closing stock price on January 25, 2006 divided by $10,000. Shares issued as compensation for one year of service in 2007 and 2008 will be based on the closing stock price of the last business day of 2006 and 2007, respectively, divided by $10,000.

COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY OF COMPENSATION

The following table sets forth, for the fiscal years ended December 31, 2005 and December 31, 2004, information regarding the compensation earned by our Chief Executive Officer and each of our most highly compensated executive officers whose aggregate annual salary and bonus exceeded $100,000, for each of the years indicated (the “Named Executive Officers”), with respect to services rendered by such persons to Cord Blood and its subsidiaries.

SUMMARY COMPENSATION TABLE

		Annual Compensation				Long-Term Compensation
						Awards	Payouts
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Award(s) (S)	Securities Underlying Options/SARs (#)	LTIP Payouts ($)	All Other Compensation ($)
Matthew L. Schissler Chairman of the Board and Chief Executive Officer	2005 2004	150,000 125,000	0 0	36,000 0	0 0	250,000 500,000	0 0	0 0
Stephanie A. Schissler Former Chief Operating Officer and President of Cord Partners, Inc.	2005 2004	150,000 125,000	0 0	0 0	0 0	250,000 500,000	0 0	0 0

———————

(1)

In 2004, $32,586 and $33,502 was deferred at the election of Mr. Schissler and Ms. Schissler, respectively.

The following table sets forth information concerning individual grants of stock options for the fiscal year ended December 31, 2005 to the Named Executive Officers:

OPTION/SAR GRANTS IN LAST FISCAL YEAR (1)

Name	Number of Securities Underlying Options/SARs Granted (#) (2)	% Total Options/SARs Granted to Employees in Fiscal Year (3)	Exercise or Base Price ($/SH)	Market Price on Date of Grant ($/SH)	Expiration Date (4)
Matthew L. Schissler	20,555	*	0.18	0.50	07/01/2015
	1,600,000	38.7%	0.31	0.33	09/12/2015
	250,000	6.0%	0.20		12/31/2015
Stephanie A. Schissler	27,777	*	0.18	0.50	07/01/2015
	184,848	4.5%	0.33	0.37	08/01/2015
	250,000	6.0%	0.20		12/31/2015
Sandra Smith	11,111	*	0.18	0.50	07/01/2015
	250,000	6.0%	0.25	0.47	07/13/2015
	150,000	3.6%	0.20		12/31/2015
Noah Anderson	38,888	*	0.18	0.50	07/01/2015
	250,000	6.0%	0.25	0.47	07/13/2015
	150,000	3.6%	0.20		12/31/2015

———————

*

Less than 1%

(1)

The date of the grant of the options were various dates in 2005.

(2)

The options vest in either one year on the anniversary of the grant date or 25% per year over four years.

(3)

The total number of options granted to our employees during 2005 was 4,134,579.

(4)

In no event may the options be exercised, in whole or in part, ten years after the date of grant.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options/SARs at Fy-End (#) Exercisable	Number of Securities Underlying Unexercised Options/SARs at Fy-End (#) Unexercisable	Value of Unexercised in-the-Money Options/SARs at Fy-End ($) Exercisable	Value of Unexercised in-the-Money Options/SARs at Fy-End ($) Unexercisable
Matthew L. Schissler	—	—	125,000	2,245,555	0	411
Stephanie A. Schissler	—	—	125,000	462,625	0	556
Sandra Smith	—	—	0	411,111	0	222
Noah Anderson	—	—	0	438,888	0	778

———————

(1)

As of December 31, 2005, all options were unexercised.

(2)

A stock price of $0.20, which was the closing price of the Company’s stock on December 30, 2005, was used to calculate the value of unexercised in-the-money options/SAR’s.

EMPLOYMENT, SEVERANCE AND CHANGE OF CONTROL AGREEMENTS

On January 1, 2006, the Company entered into one-year employment agreements with three executive officers, Matthew L. Schissler, Sandra D. Smith and Noah J. Anderson (the “Executive Agreements”). The Company may terminate Mr. Schissler’s Executive Agreement at any time without cause. In such event, not later than the Termination Date specified in the Termination Notice (both as defined in the Executive Agreement), the Company shall pay to Mr. Schissler an amount in cash equal to the sum of his Compensation (as defined in the Executive Agreement) determined as of the date of such Termination Notice through the remaining term of the Executive Agreement.

Ms. Smith’s employment agreement provides that if Ms. Smith is terminated at any time without cause, the Company shall pay to Ms. Smith an amount in cash equal to the sum of her Compensation for 90 days determined as of the date of such Termination Notice Agreement (as defined in the Executive Agreement).

Mr. Anderson’s employment agreement provides that if Mr. Anderson is terminated at any time without cause, the Company shall pay to Mr. Anderson an amount in cash equal to the sum of his Compensation for 90 days determined as of the date of such Termination Notice Agreement (as defined in the Executive Agreement).

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During the past two years, the Company has entered into transactions with a value in excess of $60,000 with an officer, director or beneficial owner of 5% or more of our common stock, or with a member of the immediate family of any of the foregoing named persons or entities, as follows:

(1)

On January 17, 2005, our wholly-owned subsidiary, BodyCells, borrowed $100,000 from Joseph R. Vicente, a director of the Company, on an unsecured basis. The loan was for a period of one year and bore interest at 6% per annum. Interest was payable on a monthly basis. This loan was repaid in full on March 31, 2005.

(2)

In June 2005, we received $17,700 as a short term, non-interest bearing loan from Matthew Schissler, the Chief Executive Officer of the Company. The loan was repaid in full in June 2005.

(3)

In March of 2004, the Company executed a Web Development and Maintenance Agreement with Gecko Media, Inc. (“Gecko”). Stephen Weir, a director of the Company, is a founder, principal shareholder, director and officer of Gecko. Pursuant to the Web Development and Maintenance Agreement, the Company pays to Gecko the amount of $5,000 per month for March through May 2004, and the amount of $10,000 per month for June 2004 through March 2006, for development, maintenance and hosting of our website. In addition, the Company granted to Gecko an option to purchase 150,000 shares of our Common Stock at $.25 per share. In accordance with the agreement, an option to purchase an additional 150,000 shares of the Company’s Common Stock at $1.00 per share was issued to Gecko in October 2005.

(4)

On January 1, 2006, the Company entered into a one year consulting agreement with Stephanie Schissler, the Company’s former President and Chief Operating Officer. This consulting agreement entitles Ms. Schissler to a $10,000 per month retainer and stock option incentives for her services in relation to strategic corporate planning and other business related matters. The agreement automatically renews for a second year, unless a 60 day written notice of cancellation is provided by the Company or Ms. Schissler. Ms. Schissler is the spouse of our Chief Executive Officer.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

This year, a number of brokers with account holders who are Cord Blood America, Inc. shareholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker, direct your written request to Cord Blood America, Inc.; Attn: Sandra Smith, CFO 9000 W. Sunset Blvd., Suite 400 West Hollywood, CA 90069 or call 310-432-4090. Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors
/s/ SANDRA SMITH
Sandra D. Smith
Secretary

July 19, 2006

A copy of this Annual Report is available without charge upon written request to:  Corporate Secretary, Cord Blood America, Inc., 9000 W. Sunset Blvd., Suite 400 West Hollywood, CA 90069.

APPENDIX A

CORD BLOOD AMERICA, INC.

CHARTER OF THE AUDIT COMMITTEE

Purpose and Policy

The primary purpose of the Audit Committee (the “Committee”) shall be to act on behalf of the Company’s Board of Directors (the “Board”) in fulfilling the Board’s oversight responsibilities with respect to the Company’s corporate accounting and financial reporting processes, the systems of internal control over financial reporting, and audits of financial statements, as well as the quality and integrity of the Company’s financial statements and reports and the qualifications, independence and performance of the firm or firms of certified public accountants engaged as the Company’s independent outside auditors for the purpose of preparing or issuing an audit report or performing audit services. (the “Auditors”)  The Committee shall also provide oversight assistance in connection with the Company’s legal, regulatory and ethical compliance programs as established by management and the Board. The operation of the Committee shall be subject to the Bylaws of the Company as in effect from time to time and Chapter 607 of the Florida Business Corporations Act.

The policy of the Committee, in discharging these obligations, shall be to maintain and foster an open avenue of communication among the Committee and the Auditors, the Company’s financial management.

Composition

The Committee shall consist of at least three members of the Board of Directors. The members of the Committee shall satisfy the independence and financial literacy requirements of The Nasdaq Stock Market (“Nasdaq”) applicable to Committee members as in effect from time to time, when and as required by Nasdaq. At least one member shall satisfy the applicable Nasdaq financial sophistication requirements as in effect from time to time. The members of the Committee shall be appointed by and serve at the discretion of the Board. Vacancies occurring on the Committee shall be filled by the Board. The Chairman of the Committee shall be appointed by the Board.

Meetings and Minutes

The Committee shall hold such regular or special meetings as its members shall deem necessary or appropriate. Minutes of each meeting of the Committee shall be prepared and distributed to each director of the Company and the Secretary of the Company promptly after each meeting. The Chairman of the Committee shall report to the Board from time to time, or whenever so requested by the Board.

Authority

The Committee shall have authority to appoint, determine compensation for, and at the expense of the Company, retain and oversee the Auditors as set forth in Section 10A(m)(2) of  the Securities Exchange Act of 1934, as amended, and the rules thereunder and otherwise to fulfill its responsibilities under this charter. The Committee shall have authority to retain and determine compensation for, at the expense of the Company, special legal, accounting or other advisors or consultants as it deems necessary or appropriate in the performance of its duties. The Committee shall also have authority to pay, at the expense of the Company, ordinary administrative expenses that, as determined by the Committee, are necessary or appropriate in carrying out its duties. The Committee shall have full access to all books, records, facilities and personnel of the Company as deemed necessary or appropriate by any member of the Committee to discharge his or her responsibilities hereunder. The Committee shall have authority to require that any of the Company’s personnel, counsel, accountants (including the Auditors) or investment bankers, or any other consultant or advisor to the Company attend any meeting of the Committee or meet with any member of the Committee or any of its special legal, accounting or other advisors and consultants. The approval of this Charter by the Board shall be construed as a delegation of authority to the Committee with respect to the responsibilities set forth herein.

Responsibilities

The Committee shall oversee the Company’s financial reporting process on behalf of the Board, shall have direct responsibility for the appointment, compensation, retention and oversight of the work of the Auditors and any other registered public accounting firm engaged for the purpose of performing other review or attest services for the Company. The Auditors and each such other registered public accounting firm shall report directly and be accountable to the Committee. The Committee’s functions and procedures should remain flexible to address changing circumstances most effectively. To implement the Committee’s purpose and policy, the Committee shall be charged with the following functions and processes with the understanding, however, that the Committee may supplement or (except as otherwise required by applicable laws or rules) deviate from these activities as appropriate under the circumstances:

Evaluation and Retention of Auditors. To evaluate the performance of the Auditors, to assess their qualifications including their internal quality-control procedures and any material issues raised by that firm’s most recent internal quality-control review or any investigations by regulatory authorities and to determine whether to retain or to terminate the existing Auditors or to appoint and engage new auditors for the ensuing year, which retention shall be subject only to ratification by the Company’s stockholders.

Approval of Audit Engagements. To determine and approve engagements of the Auditors, prior to commencement of such engagements, to perform all proposed audit, review and attest services, including the scope of and plans for the audit, the adequacy of staffing, the compensation to be paid, at the Company’s expense, to the Auditors and the negotiation and execution, on behalf of the Company, of the Auditors’ engagement letters, which approval may be pursuant to preapproval policies and procedures established by the Committee consistent with applicable laws and rules, including the delegation of preapproval authority to one or more Committee members so long as any such preapproval decisions are presented to the full Committee at the next scheduled meeting.

Approval of Non-Audit Services. To determine and approve engagements of the Auditors, prior to commencement of such engagements (unless in compliance with exceptions available under applicable laws and rules related to immaterial aggregate amounts of services), to perform any proposed permissible non-audit services, including the scope of the service and the compensation to be paid therefor, which approval may be pursuant to preapproval policies and procedures established by the Committee consistent with applicable laws and rules, including the delegation of preapproval authority to one or more Committee members so long as any such preapproval decisions are presented to the full Committee at the next scheduled meeting.

Audit Partner Rotation. To monitor the rotation of the partners of the Auditors on the Company’s audit engagement team as required by applicable laws and rules and to consider periodically and, if deemed appropriate, adopt a policy regarding rotation of  auditing firms.

Auditor Conflicts. At least annually, to receive and review written statements from the Auditors delineating all relationships between the Auditors and the Company, consistent with Independence Standards Board Standard No. 1, to consider and discuss with the Auditors any disclosed relationships and any compensation or services that could affect the Auditors’ objectivity and independence, and to assess and otherwise take appropriate action to oversee the independence of the Auditors.

Former Employees of Auditor. To consider and, if deemed appropriate, adopt a policy regarding Committee preapproval of employment by the Company of individuals employed or formerly employed by the Company’s Auditors and engaged on the Company’s account.

Audited Financial Statement Review. To review, upon completion of the audit, the financial statements proposed to be included in the Company’s Annual Report on Form 10-KSB to be filed with the Securities and Exchange Commission and to recommend whether or not such financial statements should be so included.

Annual Audit Results. To review with management and the Auditors the results of the annual audit, including the Auditors’ assessment of the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments and estimates (including material changes in estimates), any material audit adjustments proposed by the Auditors and any adjustments proposed but not recorded, the adequacy of the disclosures in the financial statements and any other matters required to be communicated to the Committee by the Auditors under the standards of the Public Company Accounting Oversight Board (United States), as appropriate.

Quarterly Results. To review with management and the Auditors, as appropriate, the results of the Auditors’ review of the Company’s quarterly financial statements, prior to public disclosure of quarterly financial information, if practicable, or filing with the Securities and Exchange Commission of the Company’s Quarterly

Report on Form 10-QSB, and any other matters required to be communicated to the Committee by the Auditors under standards of the Public Company Accounting Oversight Board (United States).

Management’s Discussion and Analysis. To review with management and the Auditors, as appropriate, the Company’s disclosures contained under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in its periodic reports to be filed with the Securities and Exchange Commission.

Press Releases. To review with management and the Auditors, as appropriate, earnings press releases, as well as the substance of financial information and earnings guidance provided to analysts and ratings agencies, which discussions may be general discussions of the type of information to be disclosed or the type of presentation to be made. The Chair of the Committee may represent the entire Committee for purposes of this discussion.

Accounting Principles and Policies. To review with management and the Auditors significant issues that arise regarding accounting principles and financial statement presentation, including critical accounting policies and practices, alternative accounting policies available under generally accepted accounting principles (“GAAP”) related to material items discussed with management and any other significant reporting issues and judgments.

Risk Assessment and Management. To review with management and the Auditors, as appropriate, the Company’s guidelines and policies with respect to risk assessment and risk management, including, the Company’s major financial risk exposures and the steps taken by management to monitor and control these exposures.

Management Cooperation with Audit. To evaluate the cooperation received by the Auditors during their audit examination, including any significant difficulties with the audit or any restrictions on the scope of their activities or access to required records, data and information, significant disagreements with management and management’s response, if any

Management Letters. To review with the Auditors and, if appropriate, management, any management or internal control letter issued or, to the extent practicable, proposed to be issued by the Auditors and management’s response, if any, to such letter, as well as any additional material written communications between the Auditors and management.

Disagreements Between Auditors and Management. To review with management and the Auditors or any other registered public accounting firm engaged to perform review nor attest services any material conflicts or disagreements between management and the Auditors or such other accounting firm regarding financial reporting, accounting practices or policies and to resolve any conflicts or disagreements regarding financial reporting.

Internal Control Over Financial Reporting. To confer with management and the Auditors, as appropriate, regarding the scope, adequacy and effectiveness of internal control over financial reporting {including any special audit steps taken in the event of material control deficiencies

Separate Sessions. Periodically, to meet in separate sessions with the Auditors, {the internal auditors or other personnel responsible for the internal audit function}, as appropriate, and management to discuss any matters that the Committee, the Auditors, {the internal auditors} or management believe should be discussed privately with the Committee.

Correspondence with Regulators. To consider and review with management, the Auditors, outside counsel, as appropriate, and, in the judgment of the Committee, such special counsel, separate accounting firm and other consultants and advisors as the Committee deems appropriate, any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company’s financial statements or accounting policies.

Complaint Procedures. To establish procedures, when and as required by applicable laws and rules, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

Regulatory and Accounting Initiatives. To review with counsel, the Auditors and management, as appropriate, any significant regulatory or other legal or accounting initiatives or matters that may have a material impact on the Company’s financial statements, compliance programs and policies if, in the judgment of the Committee, such review is necessary or appropriate.

Engagement of Registered Public Accounting Firms. To determine and approve engagements of any registered public accounting firm (in addition to the Auditors) to perform any other review or attest service, including the compensation to be paid to such firm and the negotiation and execution, on behalf of the Company, of such firm’s engagement letter, which approval may be pursuant to preapproval policies and procedures, including the delegation of preapproval authority to one or more Committee members, so long as any such preapproval decisions are presented to the full Committee at the next scheduled meeting.

Ethical Compliance. To review the results of management’s efforts to monitor compliance with the Company’s programs and policies designed to ensure adherence to applicable laws and rules, as well as to its Code of Conduct, including review and approval of related-party transactions as required by Nasdaq rules.

Investigations. To investigate any matter brought to the attention of the Committee within the scope of its duties if, in the judgment of the Committee, such investigation is necessary or appropriate.

Proxy Report. To prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

Annual Charter Review. To review and assess the adequacy of this charter annually and recommend any proposed changes to the Board for approval.

Report to Board. To report to the Board of Directors with respect to material issues that arise regarding the quality or integrity of the Company’s financial statements, [the Company’s compliance with legal or regulatory requirements, the performance or independence of the Company’s Auditors or such other matters as the Committee deems appropriate} from time to time or whenever it shall be called upon to do so.

Annual Committee Evaluation. To conduct an annual evaluation of the performance of the Committee.

General Authority. To perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the foregoing.

It shall be the responsibility of management to prepare the Company’s financial statements and periodic reports and the responsibility of the Auditors to audit those financial statements. These functions shall not be the responsibility of the Committee, nor shall it be the Committee’s responsibility to ensure that the financial statements or periodic reports are complete and accurate, conform to GAAP or otherwise comply with applicable laws.

APPENDIX B

CORD BLOOD AMERICA, INC.

AMENDED AND RESTATED

2005 EQUITY INCENTIVE PLAN

ORIGINALLY ADOPTED BY THE BOARD OF DIRECTORS: February 28, 2005

AMENDED AND RESTATED BY THE BOARD OF DIRECTORS: March 7, 2006

APPROVED BY THE STOCKHOLDERS: May [    ], 2006

TERMINATION DATE:  May __, 2016

Purposes.

Amendment and Restatement. The Plan is adopted to amend and restate the Cord Blood America, Inc. 2005 Stock Option Plan, adopted on February 28, 2005 (the “Original Plan”). All outstanding Stock Awards granted before the amendment and restatement of the Plan shall continue to be governed by the terms of the Original Plan. All Stock Awards granted after the date of the Plan’s amendment and restatement shall be governed by the terms contained herein.

Eligible Stock Award Recipients. The persons eligible to receive Stock Awards are Employees, Directors and Consultants.

Available Stock Awards. The purpose of the Plan is to provide a means by which eligible recipients of Stock Awards may be given an opportunity to benefit from increases in value of the Common Stock through the granting of the following Stock Awards:  (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Restricted Stock Awards, and (iv) Stock Appreciation Rights.

General Purpose. The Company, by means of the Plan, seeks to retain the services of the group of persons eligible to receive Stock Awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

Definitions.

“Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

“Board” means the Board of Directors of the Company.

“Capitalization Adjustment” has the meaning ascribed to that term in Section 11(a).

“Cause” means with respect to a Participant, the occurrence of any of the following events:  (i) such Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (iii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company; (iv) such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; or (v) such Participant’s gross misconduct. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause shall be made by the Company in its sole discretion. Any determination by the Company that the Continuous Service of a Participant was terminated by reason of dismissal without Cause for the purposes of outstanding Awards held by such Participant shall have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

“Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

•

any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than fifteen percent (15%) of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company by any institutional investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions that are primarily a private financing transaction for the Company or (B) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

•

during any period of two consecutive years, the individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority of such Board, unless election of each Director who was not a Director at the beginning of such period has been approved in advance by the Directors representing at least two-thirds of the Directors then in office who were Directors at the beginning of such period;

•

there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company if, immediately after the consummation of such merger, consolidation or similar transaction, the shareholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction;

•

the shareholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company shall otherwise occur; or

•

there is consummated a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by shareholders of the Company in substantially the same proportion as their Ownership of the Company immediately prior to such sale, lease, license or other disposition.

The term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.

Notwithstanding the foregoing or any other provision of this Plan, the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Stock Awards subject to such agreement (it being understood, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply).

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means a committee of one or more members of the Board appointed by the Board in accordance with Section 3(c).

“Common Stock” means the common stock, par value $.0001 per share, of the Company.

“Company” means Cord Blood America, Inc., a Florida corporation.

“Consultant” means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or (ii) serving as a member of the Board of Directors of an Affiliate and who is compensated for such services. However, the term “Consultant” shall not include Directors who are not compensated by the Company for their services as Directors, and the payment of a director’s fee by the Company for services as a Director shall not cause a Director to be considered a “Consultant” for purposes of the Plan.

“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, shall not terminate a Participant’s Continuous Service. For example, a change in status from an employee of the Company to a consultant to an Affiliate or to a Director shall not constitute an interruption of Continuous Service. The Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave. Notwithstanding the foregoing, a leave of absence shall be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the Company’s leave of absence policy or in the written terms of the Participant’s leave of absence; provided, however, that for purposes of the Plan (i) leave of absence, duly authorized in writing by the Company for military service or sickness, or for any other purpose approved by the Company if the period of such leave does not exceed six months, and (ii) a leave of absence in excess of six months, duly authorized in writing by the Company, provided the employee’s right to reemployment is guaranteed either by statute or contract, shall not be deemed a termination of employment.

“Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

•

a sale or other disposition of all or substantially all, as determined by the Board in its discretion, of the consolidated assets of the Company and its Subsidiaries;

•

a sale or other disposition of at least ninety percent (90%) of the outstanding securities of the Company;

•

a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

•

a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

“Director” means a member of the Board.

“Disability” means the inability of a person, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of that person’s position with the Company or an Affiliate because of the sickness or injury of the person.

“Effective Date” means the date the Plan shall become effective in accordance with Section 14.

“Employee” means any person employed by the Company or an Affiliate. Service as a Director or payment of a director’s fee by the Company for such service or for service as a member of the Board of Directors of an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

“Entity” means a corporation, partnership or other entity.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” shall not include (A) the Company or any Subsidiary of the Company, (B) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (C) an underwriter temporarily holding securities pursuant to an offering of such securities, or

(D) an Entity Owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their Ownership of stock of the Company.

“Fair Market Value” means, as of any date, the value of the Common Stock determined in good faith by the Board, and in a manner consistent with Section 260.140.50 of Title 10 of the California Code of Regulations.

“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

“Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

“Officer” means any person designated by the Company as an officer.

“Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

“Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

“Own,” “Owned,” “Owner,” “Ownership”  A person or Entity shall be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

“Participant” means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

“Performance Stock Award” means a Stock Award granted under the terms and conditions of Section 7(c).

“Performance Criteria” means the one or more criteria that the Board shall select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that shall be used to establish such Performance Goals may be based on any one of, or combination of, the following: (i) earnings per share; (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) total stockholder return; (v) return on equity; (vi) return on assets, investment, or capital employed; (vii) operating margin; (viii) gross margin; (ix) operating income; (x) net income (before or after taxes); (xi) net operating income; (xii) net operating income after tax; (xiii) pre-tax profit; (xiv) operating cash flow; (xv) sales or revenue targets; (xvi) increases in revenue or product revenue; (xvii) expenses and cost reduction goals; (xviii) improvement in or attainment of working capital levels; (xix) economic value added (or an equivalent metric); (xx) market share; (xxi) cash flow; (xxii) cash flow per share; (xxiii) share price performance; (xxiv) debt reduction; (xxv) implementation or completion of projects or processes; (xxvi) customer satisfaction; (xxvii) stockholders’ equity; and (xxviii) other measures of performance selected by the Board. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement. The Board shall, in its sole discretion, define the manner of calculating the Performance Criteria it selects to use for such Performance Period.

“Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. At the time of the grant of any Award, the Board is authorized to determine whether, when calculating the attainment of Performance Goals for a Performance Period: (i) to exclude restructuring and/or other nonrecurring charges; (ii) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated net sales and operating earnings; (iii) to exclude the effects of changes to generally accepted accounting standards required by the Financial Accounting Standards Board; (iv) to exclude the effects of any statutory adjustments to corporate tax rates; and (v) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals.

“Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

“Plan” means this Cord Blood America, Inc. Amended and Restated 2005 Equity Incentive Plan.

“Restricted Stock Award” means an award of shares of Common Stock, which is granted pursuant to the terms and conditions of Section 7(a).

“Securities Act” means the Securities Act of 1933, as amended.

“Stock Appreciation Right” means a right to receive the appreciation of Common Stock, which is granted pursuant to the terms and conditions of Section 7(b).

“Stock Award” means any right granted under the Plan, including an Option, a Restricted Stock Award and a Stock Appreciation Right.

“Stock Award Agreement” means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

“Subsidiary” means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%).

“Ten Percent Shareholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

Administration.

Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in Section 3(c).

Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; what type or combination of types of Stock Award shall be granted; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Common Stock pursuant to a Stock Award; and the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person.

To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

Delegation to Committee. The Board may delegate administration of the Plan to a Committee or Committees of two (2) or more members of the Board who during the one year period prior to service on the Committee was, and during such service is, an “outside director,” as such term is utilized in Section 162(m) of the Code, and a “non-employee director,” as such term is defined and utilized in Rule 16b-3 promulgated under the Exchange Act, and the term “Committee” shall apply to any persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan, appoint members of the Committee in substitution for or in addition to members previously appointed, fill vacancies in the Committee, and remove members of the Committee.

The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum and all determinations shall be made by a majority of such quorum. Any determination reduced to writing and signed by all of the members of the Committee shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held.

Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons. No member of the Board shall be liable for any action or determination made or taken by him or her or the Board in good faith with respect to the Plan.

Shares Subject to the Plan.

Share Reserve. Subject to the provisions of Section 11(a) relating to Capitalization Adjustments, the Common Stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate eight million (8,000,000) shares of Common Stock.

Reversion of Shares to the Share Reserve. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the shares of Common Stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan.

Source of Shares. The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

Share Reserve Limitation. To the extent required by Section 260.140.45 of Title 10 of the California Code of Regulations, the total number of shares of Common Stock issuable upon exercise of all outstanding Options and the total number of shares of Common Stock provided for under any stock bonus or similar plan of the Company shall not exceed the applicable percentage as calculated in accordance with the conditions and exclusions of Section 260.140.45 of Title 10 of the California Code of Regulations, based on the shares of Common Stock of the Company that are outstanding at the time the calculation is made.

(a)

Incentive Stock Option Limit. Notwithstanding anything to the contrary in this Section 4, subject to the provisions of Section 11(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options shall be eight million (8,000,000) shares of Common Stock.

(b)

Section 162(m) Limitation of Annual Grants. Subject to the provisions of Section 11(a) relating to Capitalization Adjustments, no Employee shall be eligible to be granted during any calendar year Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least one hundred percent (100%) of the Fair Market Value of the Common Stock on the date the Stock Award is granted covering more than two million (2,000,000) shares of Common Stock.

Eligibility.

Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.

Ten Percent Shareholders.

A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

A Ten Percent Shareholder shall not be granted a Nonstatutory Stock Option unless the exercise price of such Option is at least (i) one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant or (ii) such lower percentage of the Fair Market Value of the Common Stock on the date of grant as is permitted by Section 260.140.41 of Title 10 of the California Code of Regulations at the time of the grant of the Option.

A Ten Percent Shareholder shall not be granted a Restricted Stock Award or Stock Appreciation Right (if such award could be settled in shares of Common Stock), unless the purchase price of the restricted stock is at least (i) one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of grant or (ii) such lower percentage of the Fair Market Value of the Common Stock on the date of grant as is permitted by Section 260.140.42 of Title 10 of the California Code of Regulations at the time of the grant of the award.

Option Provisions.

Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates shall be issued for shares of Common Stock purchased on exercise of each type of Option. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

Term. Subject to the provisions of Section 5(b) regarding Ten Percent Shareholders, no Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

Exercise Price of an Incentive Stock Option. Subject to the provisions of Section 5(b) regarding Ten Percent Shareholders, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

Exercise Price of a Nonstatutory Stock Option. Subject to the provisions of Section 5(b) regarding Ten Percent Shareholders, the exercise price of each Nonstatutory Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, a Nonstatutory Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

Consideration. The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash or check at the time the Option is exercised or (ii) at the discretion of the Board and if and to the extent the Company will not be required to recognize for financial accounting purposes a charge for compensation expense, at the time of the grant of the Option (or subsequently in the case of a Nonstatutory Stock Option) (1) by delivery to the Company of other Common Stock, (2) according to a deferred payment or other similar arrangement with the Optionholder or (3) in any other form of legal consideration that may be acceptable to the Board and as may be permitted for the issuance of shares under the Florida Business Corporation Act. Unless otherwise specifically provided in the Option, the purchase price of Common Stock acquired pursuant to an Option that is paid by delivery to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes).

In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid (1) the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement and (2) the treatment of the Option as a variable award for financial accounting purposes.

Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

Transferability of a Nonstatutory Stock Option. A Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and, to the extent provided in the Option Agreement, to such further extent as permitted by Section 260.140.41(d) of Title 10 of the California Code of Regulations at the time of the grant of the Option, and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. If the Nonstatutory Stock Option does not provide for transferability, then the Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

Vesting Generally. The total number of shares of Common Stock subject to an Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this Section 6(g) are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

Minimum Vesting. Notwithstanding the foregoing Section 6(g), to the extent that the following restrictions on vesting are required by Section 260.140.41(f) of Title 10 of the California Code of Regulations at the time of the grant of the Option, then:

Options granted to an Employee who is not an Officer, Director or Consultant shall provide for vesting of the total number of shares of Common Stock at a rate of at least twenty percent (20%) per year over five (5) years from the date the Option was granted, subject to reasonable conditions such as continued employment;  and

Options granted to Officers, Directors or Consultants may be made fully exercisable, subject to reasonable conditions such as continued employment, at any time or during any period established by the Company.

Termination of Continuous Service. In the event that an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination); provided, however, that no Option may be exercised after the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.

Termination for Cause. Except as explicitly provided otherwise in an Optionholder’s Option Agreement, in the event that an Optionholder’s Continuous Service is terminated for Cause, the Option shall terminate upon the termination date of such Optionholder’s Continuous Service, and the Optionholder shall be prohibited from exercising his or her Option from and after the time of such termination of Continuous Service.

Extension of Termination Date. An Optionholder’s Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service (other than upon the Optionholder’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in Section 6(a) or (ii) the expiration of a period of three (3) months after the termination of the Optionholder’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

Disability of Optionholder. In the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Option shall immediately become exercisable in full in respect of the aggregate number of shares covered thereby and the Optionholder may exercise his or her Option, but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement, which period shall not be less than six (6) months) or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

Death of Optionholder. In the event that (i) an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder’s Continuous Service for a reason other than death, then the Option shall immediately become exercisable in full in respect of the aggregate number of shares covered thereby and the Option may be exercised by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionholder’s death pursuant to Section 6(e) or 6(f), but only within the period ending on the earlier of (1) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement, which period shall not be less than six (6) months) or (2) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

Early Exercise. The Option may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder’s Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option. Subject to the “Repurchase Limitation” in Section 10(h), any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Board determines to be appropriate. Provided that the “Repurchase Limitation” in Section 10(h) is not violated, the Company will not exercise its repurchase option until at least six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) have elapsed following exercise of the Option unless the Board otherwise specifically provides in the Option.

Right of Repurchase. Subject to the “Repurchase Limitation” in Section 10(h), the Option may, but need not, include a provision whereby the Company may elect to repurchase all or any part of the vested shares of Common Stock acquired by the Optionholder pursuant to the exercise of the Option. Provided that the “Repurchase Limitation” in Section 10(h) is not violated, the Company will not exercise its repurchase option until at least six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) have elapsed following exercise of the Option unless otherwise specifically provided in the Option.

Right of First Refusal. The Option may, but need not, include a provision whereby the Company may elect to exercise a right of first refusal following receipt of notice from the Optionholder of the intent to transfer all or any part of the shares of Common Stock received upon the exercise of the Option. Except as expressly provided in this Section 6(o) or in the Stock Award Agreement for the Option, such right of first refusal shall otherwise comply with any applicable provisions of the Bylaws of the Company. The Company will not exercise its right of first refusal until at least six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) have elapsed following exercise of the Option unless otherwise specifically provided in the Option.

Provisions of Stock Awards other than Options.

Restricted Stock Awards. Each Restricted Stock Award shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of the Restricted Stock Award agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award agreements need not be identical; provided, however, that each Restricted Stock Award agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

Purchase Price. At the time of grant of a Restricted Stock Award, the Board will determine the price to be paid by the Participant for each share subject to the Restricted Stock Award. Subject to the provisions of Section 5(b) regarding Ten Percent Shareholders, the price to be paid by the Participant for each share subject to the Restricted Stock Award shall not be less than one hundred (100%) of the Common Stock’s Fair Market Value on the date such award is made or at the time the purchase is consummated. A Restricted Stock Award may be awarded as a stock bonus (i.e., with no cash purchase price to be paid) to the extent permissible under applicable law.

Consideration. At the time of the grant of a Restricted Stock Award, the Board will determined the consideration permissible for the payment of the purchase price of the Restricted Stock Award. The purchase price of Common Stock acquired pursuant to the Restricted Stock Award shall be paid in one of the following ways: (i) in cash at the time of purchase; (ii) at the discretion of the Board, according to a deferred payment or other similar arrangement with the Participant; (iii) by services rendered or to be rendered to the Company; (iv) in any other form of legal consideration that may be acceptable to the Board; provided, however, that at any time that the Company is incorporated in Delaware, then payment of the Common Stock’s “par value,” as defined in the Delaware General Corporation Law, shall not be made by deferred payment and must be paid in a form of consideration that is permissible under the Delaware General Corporation Law.

Vesting. Subject to the “Repurchase Limitation” in Section 10(h), shares of Common Stock acquired under a Restricted Stock Award may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

Termination of Participant’s Continuous Service. Subject to the “Repurchase Limitation” in Section 10(h), in the event that a Participant’s Continuous Service terminates, the Company may repurchase or otherwise reacquire any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination under the terms of the Restricted Stock Award agreement. Provided that the “Repurchase Limitation” in Section 10(h) is not violated, the Company will not exercise its repurchase option until at least six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) have elapsed following the purchase of the restricted stock unless otherwise determined by the Board or provided in the Restricted Stock Award agreement.

Transferability. Rights to acquire shares of Common Stock under the Restricted Stock Award agreement shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant.

Stock Appreciation Rights. Each Stock Appreciation Right agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of Stock Appreciation Right agreements may change from time to time, and the terms and conditions of separate Stock Appreciation Right agreements need not be identical, but each Stock Appreciation Right agreement shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

Calculation of Appreciation. Each Stock Appreciation Right will be denominated in shares of Common Stock equivalents. The appreciation distribution payable on the exercise of a Stock Appreciation Right will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Stock Appreciation Right) of a number of shares of Common Stock equal to the number of share of Common Stock equivalents in which the Participant is vested under such Stock Appreciation Right and with respect to which the Participant is exercising the Stock Appreciation Right on such date, over (B) an amount that will be determined by the Committee at the time of grant of the Stock Appreciation Right (subject to the provisions Section 5(b) regarding Ten Percent Shareholders).

Vesting. At the time of the grant of a Stock Appreciation Right, the Board may impose such restrictions or conditions to the vesting of such Right as it deems appropriate; provided, however, that a Stock Appreciation Right that could be settled in shares of Common Stock shall be subject to the provision of Section 10(h).

Exercise. To exercise any outstanding Stock Appreciation Right, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Rights agreement evidencing such Right.

Payment. The appreciation distribution in respect of a Stock Appreciation Right may be paid in Common Stock, in cash, or any combination of the two, as the Board deems appropriate.

Performance Awards. Restricted Stock Awards or Stock Appreciation Rights may be granted, may vest, or may be exercised based upon the attainment during a Performance Period of certain Performance Goals (each, a “Performance Award”). A Performance Stock Award may, but need not, require the completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Committee in its sole discretion. The maximum benefit to be received by any Participant in any calendar year attributable to Stock Awards described in this Section 7(c) shall not exceed the value of one million (1,000,000) shares of Common Stock.

Termination of Continuous Service. If a Participant’s Continuous Service terminates for any reason, any unvested Stock Appreciation Rights shall be forfeited and any vested Stock Appreciation Rights shall be automatically redeemed.

Covenants of the Company.

Availability of Shares. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained.

Use of Proceeds from Stock.

Proceeds from the sale of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

Miscellaneous.

Acceleration of Exercisability and Vesting. The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

Shareholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Stock Award unless and until such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

No Employment or other Service Rights. Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of a Stock Award Agreement.

Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the shares of Common Stock upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

Withholding Obligations. To the extent provided by the terms of a Stock Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under a Stock Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means:  (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Stock Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lower amount as may be necessary to avoid variable award accounting); or (iii) delivering to the Company owned and unencumbered shares of Common Stock.

Information Obligation. To the extent required by Section 260.140.46 of Title 10 of the California Code of Regulations, the Company shall deliver financial statements to Participants at least annually. This Section 10(g) shall not apply to key Employees whose duties in connection with the Company assure them access to equivalent information.

Repurchase Limitation. The terms of any repurchase option shall be specified in the Stock Award, and the repurchase price may be either the Fair Market Value of the shares of Common Stock on the date of termination of Continuous Service or the lower of (i) the Fair Market Value of the shares of Common Stock on the date of repurchase or (ii) their original purchase price. To the extent required by Section 260.140.41 and Section 260.140.42 of Title 10 of the California Code of Regulations at the time a Stock Award is made, any repurchase option contained in a Stock Award granted to a person who is not an Officer, Director or Consultant shall be upon the terms described below:

Fair Market Value. If the repurchase option gives the Company the right to repurchase the shares of Common Stock upon termination of Continuous Service at not less than the Fair Market Value of the shares of Common Stock to be purchased on the date of termination of Continuous Service, then (i) the right to repurchase shall be exercised for cash or cancellation of purchase money indebtedness for the shares of Common Stock within ninety (90) days of termination of Continuous Service (or in the case of shares of Common Stock issued upon exercise of Stock Awards after such date of termination, within ninety (90) days after the date of the exercise) or such longer period as may be agreed to by the Company and the Participant (for example, for purposes of satisfying the requirements of Section 1202(c)(3) of the Code regarding “qualified small business stock”) and (ii) the right terminates when the shares of Common Stock become publicly traded.

Original Purchase Price. If the repurchase option gives the Company the right to repurchase the shares of Common Stock upon termination of Continuous Service at the lower of (i) the Fair Market Value of the shares of Common Stock on the date of repurchase or (ii) their original purchase price, then (x) the right to repurchase at the original purchase price shall lapse at the rate of at least twenty percent (20%) of the shares of Common Stock per year over five (5) years from the date the Stock Award is granted (without respect to the date the Stock Award was exercised or became exercisable) and (y) the right to repurchase shall be exercised for cash or cancellation of purchase money indebtedness for the shares of Common Stock within ninety (90) days of termination of Continuous Service (or in the case of shares of Common Stock issued upon exercise of Options after such date of termination, within ninety (90) days after the date of the exercise) or such longer period as may be agreed to by the Company and the Participant (for example, for purposes of satisfying the requirements of Section 1202(c)(3) of the Code regarding “qualified small business stock”).

Adjustments upon Changes in Stock.

Capitalization Adjustments. If any change is made in, or other event occurs with respect to, the Common Stock subject to the Plan or subject to any Stock Award without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating distribution, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company (each a “Capitalization Adjustment”), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to Sections 4(a) and 4(b) and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of securities and price per share of Common Stock subject to such outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company.)

Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, then all outstanding Options shall terminate immediately prior to the completion of such dissolution or liquidation, and shares of Common Stock subject to the Company’s repurchase option may be repurchased by the Company notwithstanding the fact that the holder of such stock is still in Continuous Service.

Corporate Transaction. In the event of a Corporate Transaction, any surviving corporation or acquiring corporation may assume or continue any or all Stock Awards outstanding under the Plan or may substitute similar stock awards for Stock Awards outstanding under the Plan (it being understood that similar stock awards include, but are not limited to, awards to acquire the same consideration paid to the shareholders or the Company, as the case may be, pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Stock Awards may be assigned by the Company to the successor of the Company (or such successor’s parent company), if any, in connection with such Corporate Transaction. In the event that any surviving corporation or acquiring corporation does not assume or continue any or all such outstanding Stock Awards or substitute similar stock awards for such outstanding Stock Awards, then with respect to Stock Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction, the vesting of such Stock Awards (and, if applicable, the time at which such Stock Awards may be exercised) shall (contingent upon the effectiveness of the Corporate Transaction) be accelerated in full to a date prior to the effective time of such Corporate Transaction as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five (5) days prior to the effective time of the Corporate Transaction), the Stock Awards shall terminate if not exercised (if applicable) at or prior to such effective time, and any reacquisition or repurchase rights held by the Company with respect to such Stock Awards held by Participants whose Continuous Service has not terminated shall (contingent upon the effectiveness of the Corporate Transaction) lapse. With respect to any other Stock Awards outstanding under the Plan that have not been assumed, continued or substituted, the vesting of such Stock Awards (and, if applicable, the time at which such Stock Award may be exercised) shall not be accelerated, unless otherwise provided in a written agreement between the Company or any Affiliate and the holder of such Stock Award, and such Stock Awards shall terminate if not exercised (if applicable) prior to the effective time of the Corporate Transaction.

Change in Control. Notwithstanding any contrary waiting period, installment period or vesting schedule in any Stock Award Agreement or in the Plan, unless the applicable Stock Award Agreement provides otherwise, a Stock Award held by any Participant whose Continuous Service has not terminated prior to the effective time of a Change in Control shall be accelerated in full as of the effectiveness of the Change in Control.

Amendment of the Plan and Stock Awards.

Amendment of Plan. The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11(a) relating to Capitalization Adjustments, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy the requirements of Section 422 of the Code.

Shareholder Approval. The Board, in its sole discretion, may submit any other amendment to the Plan for shareholder approval.

Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

No Impairment of Rights. Rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

Amendment of Stock Awards. The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

Termination or Suspension of the Plan.

Plan Term. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board or approved by the shareholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

No Impairment of Rights. Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the Participant.

Effective Date of Plan.

The Plan shall become effective as determined by the Board, but no Stock Award shall be exercised unless and until the Plan has been approved by the shareholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

Choice of Law.

The law of the State of California shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules.

APPENDIX C

Letter from Tedder, James, Worden and Associates to the SEC

December 15, 2005

PRIVATE AND CONFIDENTIAL

Securities and Exchange Commission

Washington, D.C. 20549

Commissioners:

We have read Cord Blood America, Inc.’s statements included under Item 4.01 of its Form 8-K for December 14, 2005, and we agree with such statements concerning our Firm.

TEDDER, JAMES, WORDEN & ASSOCIATES, P.A.

C-1

CORD BLOOD AMERICA, INC.

9000 W. Sunset Blvd. Suite 400 West Hollywood, CA 90069

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of CORD BLOOD AMERICA, INC. (the “Company”) hereby appoints Matthew L. Schissler as the attorney and proxy of the undersigned, with the powers the undersigned would possess if personally present, and with the power of substitution, to vote all shares of Common Stock of the Company at the annual meeting of stockholders of the Company to be held on Wednesday, August 30, 2005, 9.a.m. PDT, at the offices of Cord Blood America, Inc, 9000 W. Sunset Boulevard, Suite, 400, Los Angeles, CA 90069, and any adjournment or postponement thereof, upon all subjects that may properly come before the meeting, including matters described in the proxy statement furnished herewith, subject to any directions indicated below.

Proposal 1(a) - Election of Directors for a term expiring in 2009:

☐

FOR all two nominees listed below.

☐

WITHHOLD AUTHORITY to vote for all two nominees for director listed below

☐

FOR all two nominees for director listed below, except

☐

WITHHOLD AUTHORITY to vote for the nominee(s) whose name(s) is (are) lined through.

Nominees:

Joseph Vicente, Gayle Rogers Chrysler

Proposal 1 (b) - Election of Directors for a term expiring in 2008:

☐

FOR the one nominee listed below.

☐

WITHHOLD AUTHORITY to vote for the one nominee for director listed below

Nominee:

Matthew Schissler

Proposal 1 (c) - Election of Directors for a term expiring in 2007:

☐

FOR all two nominees listed below.

☐

WITHHOLD AUTHORITY to vote for all two nominees for director listed below

☐

FOR all two nominees for director listed below, except

☐

WITHHOLD AUTHORITY to vote for the nominee(s) whose name(s) is (are) lined through.

Nominees:

Stephen Weir, Timothy McGrath

Proposal 2 – Approval of the Amended and Restated 2005 Equity Incentive Plan

☐  FOR

☐  AGAINST

☐  ABSTAIN

Proposal 3 – Approval of Increase in Number of Authorized Shares of Common Stock

☐  FOR

☐  AGAINST

☐  ABSTAIN

Proposal 4 – Ratification of Selection of Independent Auditors Rose, Snyder, and Jacobs for the fiscal year ending December 31st, 2006

☐  FOR

☐  AGAINST

☐  ABSTAIN

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this Proxy will be voted “FOR” the nominees of the Board of Directors in the election of directors, “FOR” the proposal to amend the Company’s Certificate of incorporation and Bylaws as described in the proxy statement, “FOR” the approval of the Election of Directors for a term expiring in 2009, “FOR” the approval of the Election of Directors for a term expiring in 2007, “FOR” the approval of the Election of Directors for a term expiring in 2007, “FOR” the Approval of the Amended and Restated 2005 Equity Incentive Plan, “FOR” the Approval of Increase in Number of Authorized Shares of Common Stock, and “FOR” the Ratification of Selection of Independent Auditors Rose, Snyder, and Jacobs for the fiscal year ending December 31st, 2006. This proxy also delegates discretionary authority to vote with respect to any other business which may properly come before the meeting or any adjournment or postponement thereof.

THE UNDERSTINGED HEREBY ACKOWLDEGES RECIEPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION THERE-WITH AND HEREBY RATIFIES ALL THAT THE SAID ATTORNEYS AND PROXIES MAY DO BY VIRTUE HEREOF.

Dated: _________, 2006

(Stockholder’s Signature)

(Stockholder’s Signature)

NOTE: Please mark, date and sign this proxy card and return it in the enclosed envelope. Please sign your name appears below. If the shares are registered in more than one name, all owners should sign. If signing in a fiduciary or representative capacity, please give full title and attach evidence of authority. Corporations please sign with full corporate names by a duly authorized officer and affix corporate seal.